UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2007

Item 1. Report to Stockholders.


Calvert

Investments that make a difference

E-Delivery Sign-up -- details inside

June 30, 2007

Semi-Annual Report

Calvert First Government
Money Market Fund

Calvert

Investments that make a difference

A UNIFI Company

Calvert First Government Money Market Fund

Table of Contents

President's Letter
1

Portfolio Manager Remarks
3

Shareholder Expense Example
5

Statement of Net Assets
7

Statement of Operations
10

Statements of Changes in Net Assets
11

Notes to Financial Statements
13

Financial Highlights
16

Explanation of Financial Tables
19

Proxy Voting and Availability of Quarterly Portfolio Holding
21

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

Dear Shareholder:

The six-month period ended June 30, 2007 was a challenging environment for bond fund investors and portfolio managers as mixed economic signals continued, longer-term interest rates rose, and influences from foreign investors and troubles in the U.S. subprime mortgage industry weighed on the markets. Against this backdrop, investors saw a significant shift in the environment for bond and money market securities.

Most significantly, the shape of the yield curve reverted to a more typical pattern, with higher interest rates and yields for longer-maturity bonds than for short-term securities. With the federal funds lending rate unchanged at 5.25%, yields for short-term instruments remained relatively level over the reporting period. Also, we began to see credit-quality shifts, with the compensation to bond investors for taking on the greater credit risk associated with lower-quality bonds starting to build to more realistic levels. On the economic front, sluggish GDP growth was somewhat offset by strong employment statistics. Although inflation was tame overall, it still remains a concern. We believe that these conflicting economic signals will probably convince the Federal Reserve to keep its benchmark federal funds lending rate at 5.25%, where it has been since June 2006, through the end of the year.

A Challenging Environment of Rising Rates

Interest rates on fixed-income securities of various maturities rose, hurting the values of longer-term bonds in particular. The yield on the 10-year U.S. Treasury note, which is a common benchmark for mortgage rates and other interest rates, increased 0.32% during the six-month period to finish at 5.03%. Because bond prices fall when interest rates rise (and vice-versa), it was a difficult six months for many bond funds. Our relatively short duration position across non-money market funds helped relative performance. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.

Essential Roles of Fixed Income Funds

Bond and money market funds play key roles in many investors' portfolios. Keeping in mind the risks of fixed income investing, such as credit risk and interest rate risk, these types of funds can offer many benefits. Fixed-income funds that specialize in bonds of various maturities can help diversify a portfolio that contains equity funds. Of course, most bond funds also provide flows of income from the coupon (interest) payments on their holdings. In addition, bond funds may also benefit from the price appreciation in their portfolios.

Money market funds strive to provide both stability and liquidity, so investors may use them as a core cash position for short-term financial goals or overall portfolio stability. Calvert's expertise in managing fixed-income funds in general and money-market funds in particular dates back to 1976, when Calvert was founded and introduced the First Variable Rate Fund for Government Income. We encourage you to work with a financial advisor, who can provide important insights into how to create an effectively diversified portfolio that includes allocations to bond and money-market funds.

Depth of Fixed-Income Experience

We expect to see some continued pressure across fixed-income markets as problems in the subprime mortgage market continue to spread to other sectors, affecting the broad bond market. With more than 30 years of experience managing fixed-income portfolios and close to $9 billion in assets under management in fixed-income funds, including money-market funds, we believe Calvert has the depth of skill needed to navigate these volatile markets.

As always, thank you for your continued confidence in our investment products. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2007

Portfolio Managers
James B. O'Boyle
Thomas A. Dailey

Fund Information primary investments taxable money market NASDAQ symbol FVRXX CUSIP number 131577-10-8

Calvert First Government Money Market Fund

Performance

For the six months ended June 30, 2007, the Calvert First Government Money Market Fund Class O shares returned 2.27%. The Fund's benchmark, the Lipper U.S. Government Money Market Funds Average, returned 2.25% for the same period.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target fed funds rate unchanged at 5.25%. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.1 Long-term interest rates increased, with the benchmark 10-year Treasury yield up 0.32% to 5.03%. Although the Fed held its target fed funds rate steady during the period, several foreign central banks raised interest rates--driving global interest rates higher.

The U.S. economy, as measured by gross domestic product (GDP), grew at a very weak 0.7% annualized pace2 in the first quarter of 2007. This was partly due to ongoing turmoil in the housing and subprime mortgage markets. However, economic growth appears to have rebounded during the second quarter,3 boosted by steady job growth and a relatively low unemployment rate of 4.5% as of June. Core inflation (which excludes the volatile food and energy components) ran at about 1.9% --a rate that was just inside the Fed's comfort zone.4

Global financial markets were roiled in February as investors' increasing risk aversion hurt the prices of riskier assets and the yield difference between lower-credit-quality securities and Treasuries widened. The turmoil in the U.S. subprime mortgage industry has continued to dampen investors' appetite for risk. Subprime mortgage companies make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages.

Portfolio Strategy

During the reporting period, we increased our purchases of government-agency securities with six- to twelve-month maturities as their rates began to rise. This shift occurred as the market's consensus outlook changed from expecting the Fed to cut its target interest rate sometime in 2007 to expecting the Fed to hold the federal funds rate steady for the remainder of the year.

To capture the rising yields, we extended the Fund's average days-to-maturity from 43 to 56 days as of June 30. According to iMoneynet, the average taxable money market fund had an average days-to-maturity of 43 days on June 26, 2007. (The Fund's was 57 days on that date). Since yields in the shorter-term money market securities remained flat, our shorter-maturity purchases focused on weekly variable rate demand notes, whose rates adjust with changes in the one-month London Interbank Offered Rate (LIBOR) rate. LIBOR is a commonly used benchmark for floating-rate securities.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe the housing slowdown will continue to be a drag on overall economic growth this year. The fallout from the subprime mortgage market has taken its toll through a negative effect on investor psychology as well as less access to borrowing for consumers with less-than-perfect credit.

Consumer price inflation is reasonably in line with past levels and inflation expectations remain low--yet the pace is at the top of the Fed's comfort zone. The persistence of inflation, combined with a slowing economy, will make it hard for the Fed to move short-term interest rates either up or down from their current levels. We believe the Fed will stay on the sidelines for the rest of 2007, with no changes in the fed funds rate.

Of course, we will continue to seek and take advantage of any solid investment opportunities offered.

July 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Investment Allocation	(% of Total Investments)
U.S. Government Agencies and Instrumentalities	48.1%
Taxable Variable Rate Demand Notes	46.7%
Repurchase Agreement	5.2%
Total	100%

Portfolio Statistics
weighted
average maturity
6.30.07	56 days
12.31.06	43 days

Class O
average annual
total return
as of 6.30.07
1 year	4.61%
5 year	2.16%
10 year	3.24%

Class B
average annual
total return
as of 6.30.07
1 year	3.27%
5 year	1.18%
Since inception	1.97%
3/31/98

Class C
average annual
total return
as of 6.30.07
1 year	3.27%
5 year	1.18%
Since inception	1.94%
6/1/98

7-day simple/
effective yield
as of 6.30.07
Class O	4.41%/4.51%
Class B	3.18%/3.23%
Class C	3.18%/3.23%

1. The three-month Treasury bill yield fell 0.20% to 4.82% as a result of technical factors limited to that bill.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Second-quarter 2007 GDP data was not released at the time of this writing.

3. Second-quarter 2007 GDP growth consensus was 3.1% per the June Wall Street Journal Survey of Professional Forecasters.

4. Core Personal Consumption Expenditures (PCE) deflator data available through May 2007.

Past performance is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees on Class B and C shares; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on Class B and C shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Class O
Actual	$1,000.00	$1,022.80	$3.60
Hypothetical	$1,000.00	$1,021.23	$3.60
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,016.20	$10.00
Hypothetical	$1,000.00	$1,014.88	$9.99
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,016.30	$10.00
Hypothetical	$1,000.00	$1,014.88	$9.99
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.72%, 2.00% and 2.00% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

Statement of Net Assets
June 30, 2007
	Principal
Taxable Variable Rate Demand Notes - 46.1%	Amount	Value
Overseas Private Investment Corp.:
5.35%, 11/15/13, GA: US Government (r)	$12,093,024	$12,093,024
5.35%, 5/15/21, GA: US Government (r)	9,000,000	9,000,000
Post Apartment Homes LP, 5.32%, 7/15/29, LOC: Fannie Mae (r)	25,855,000	25,855,000
Rural Electric Coop Grantor Trust Certificates, 5.37%, 12/18/17,
BPA: JPMorgan Chase Bank (r)	33,130,000	33,130,000

Total Taxable Variable Rate Demand Notes (Cost $80,078,024)		80,078,024

U.S. Government Agencies And Instrumentalities - 47.5%
Fannie Mae:
5.00%, 8/24/07	2,000,000	1,999,374
5.30%, 1/8/08	1,000,000	1,000,000
Fannie Mae Discount Notes:
7/11/07	2,000,000	1,997,175
8/31/07	1,000,000	991,460
9/28/07	1,000,000	987,688
10/26/07	2,000,000	1,967,370
1/15/08	1,000,000	972,362
3/28/08	1,000,000	962,993
5/12/08	500,000	478,056
Federal Farm Credit Bank:
5.16%, 4/1/08 (r)	2,000,000	1,999,412
5.18%, 10/28/08 (r)	1,000,000	999,839
Federal Home Loan Bank:
5.22%, 11/14/07	1,000,000	1,000,000
3.32%, 12/18/07	1,000,000	991,074
5.20%, 12/18/07	1,000,000	1,000,000
4.817%, 8/1/07 (r)	2,000,000	2,000,000
5.25%, 9/4/07	8,000,000	8,000,000
5.25%, 9/24/07	1,000,000	1,000,000
5.25%, 10/1/07	1,000,000	1,000,000
5.25%, 11/1/07	2,000,000	2,000,000
5.03%, 11/15/07 (r)	2,000,000	2,000,000
5.20%, 12/3/07	1,000,000	1,000,000
5.25%, 12/3/07	1,000,000	1,000,000
5.04%, 1/10/08 (r)	1,000,000	1,000,000
5.19%, 1/10/08 (r)	2,000,000	1,999,621
5.25%, 2/1/08	1,000,000	1,000,000
5.03%, 2/7/08 (r)	1,000,000	999,327
3.375%, 2/15/08	1,000,000	988,875
5.30%, 2/19/08	250,000	250,000
5.30%, 2/26/08	1,000,000	1,000,000
5.30%, 3/5/08	1,000,000	1,000,000
5.30%, 3/19/08	1,500,000	1,500,000
5.30%, 4/7/08	750,000	750,000

U.S. Government Agencies	Principal
And Instrumentalities - Cont'd	Amount	Value
Federal Home Loan Bank (Cont'd):
5.20%, 4/9/08	$1,000,000	$1,000,000
5.40%, 4/9/08	1,000,000	1,000,000
5.25%, 4/16/08	1,500,000	1,499,881
5.30%, 4/21/08	1,000,000	1,000,000
5.25%, 4/23/08	1,000,000	1,000,000
5.25%, 5/1/08	1,000,000	1,000,000
5.30%, 5/29/08	2,000,000	2,000,000
Federal Home Loan Bank Discount Notes, 7/2/07	20,000,000	19,997,333
Freddie Mac Discount Notes:
9/7/07	1,000,000	990,726
9/18/07	1,000,000	988,951
10/16/07	1,113,000	1,096,426
11/13/07	593,000	581,792
1/7/08	1,000,000	973,585
2/4/08	1,436,000	1,392,703
3/31/08	500,000	481,083
4/11/08	1,000,000	960,876
4/28/08	768,000	735,966

Total U.S. Government Agencies and
Instrumentalities (Cost $82,533,948)		82,533,948

,
Repurchase Agreement - 5.2%
State Street Corp. Repurchase Agreement, 4.05%, 7/2/07
(Repurchase Proceeds $9,003,038)
(Collateral: $9,271,169 U.S. Treasury Notes, 4.25%, 11/15/13)	9,000,000	9,000,000

Total Repurchase Agreement (Cost $9,000,000)		9,000,000

TOTAL INVESTMENTS (Cost $171,611,972) - 98.8%		171,611,972
Other assets and liabilities, net - 1.2%		2,088,618
Net Assets - 100%		$173,700,590

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 170,584,822 shares outstanding		$170,581,539
Class B: 1,645,371 shares outstanding		1,645,274
Class C: 1,468,238 shares outstanding		1,468,134
Undistributed net investment income		5,643

Net Assets		$173,700,590

Net Asset Value Per Share
Class O (based on net assets of $170,587,116)		$1.00
Class B (based on net assets of $1,645,327)		$1.00
Class C (based on net assets of $1,468,147)		$1.00

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
BPA: Bond-Purchase Agreements
GA: Guaranty Agreement
LP: Limited Partnership

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Interest income	$4,585,813

Expenses:
Investment advisory fee	219,191
Transfer agency fees and expenses	125,813
Distribution plan expenses:
Class B	7,883
Class C	6,032
Trustees' fees and expenses	4,754
Accounting fees	14,826
Administrative fees:
Class O	215,712
Class B	1,971
Class C	1,508
Custodian fees	15,422
Registration fees	21,916
Reports to shareholders	16,391
Professional fees	10,747
Miscellaneous	16,785
Total expenses	678,951
Reimbursement from Advisor:
Class B	(4,598)
Class C	(4,564)
Fees paid indirectly	(22,255)
Net expenses	647,534

Net Investment Income	3,938,279

Increase (Decrease) in Net Assets
Resulting from Operations	$3,938,279

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$3,938,279	$7,243,135
Increase (Decrease) in Net Assets Resulting from Operations	3,938,279	7,243,135

Distributions to shareholders from
Net investment income:
Class O shares	(3,898,583)	(7,157,067)
Class B shares	(25,491)	(57,773)
Class C shares	(19,505)	(34,349)
Total distributions	(3,943,579)	(7,249,189)

Capital share transactions:
Shares sold:
Class O shares	53,639,105	112,802,219
Class B shares	768,444	1,219,038
Class C shares	964,979	1,033,140
Reinvestment of distributions:
Class O shares	3,865,549	7,019,715
Class B shares	23,122	52,749
Class C shares	18,164	30,151
Shares redeemed:
Class O shares	(58,915,279)	(113,432,521)
Class B shares	(928,595)	(1,537,387)
Class C shares	(536,440)	(1,362,208)
Total capital share transactions	(1,100,951)	5,824,896

Total Increase (Decrease) in Net Assets	(1,106,251)	5,818,842

Net Assets
Beginning of period	174,806,841	168,987,999
End of period (including undistributed net investment income of $5,643 and $10,943, respectively)	$173,700,590	$174,806,841

See notes to financial statements.

	Six Months Ended	Year Ended
	June 30,	December 31,
Capital Share Activity	2007	2006
Shares sold:
Class O shares	53,639,105	112,802,114
Class B shares	768,444	1,219,039
Class C shares	964,979	1,033,139
Reinvestment of distributions:
Class O shares	3,865,549	7,019,715
Class B shares	23,122	52,749
Class C shares	18,164	30,151
Shares redeemed:
Class O shares	(58,915,393)	(113,432,521)
Class B shares	(928,595)	(1,537,388)
Class C shares	(536,440)	(1,362,207)
Total capital share activity	(1,101,065)	5,824,791

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $35,454 was payable at period end. In addition $17,230 was payable at period end for operating expenses paid by Advisor during June 2007.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2008. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $35,454 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $2,583 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $60,502 for the six months ended June 30, 2007. Under terms of the agreement, $9,904 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at June 30, 2007 for federal income tax purposes was $171,611,972.

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2007, purchases and sales transactions were $160,245,000 and $171,700,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Fund under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$12,117	5.86%	$939,237	April 2007

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2007	2006	2005

Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.022	.042	.025
Distributions from
Net investment income	(.022)	(.042)	(.025)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.27%	4.33%	2.50%
Ratios to average net assets: A
Net investment income	4.51% (a)	4.24%	2.46%
Total expenses	.74% (a)	.73%	.76%
Expenses before offsets	.74% (a)	.73%	.76%
Net expenses	.72% (a)	.71%	.75%
Net assets, ending (in thousands)	$170,587	$172,003	$165,619

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2004	2003	2002
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.007	.005	.012
Distributions from
Net investment income	(.007)	(.005)	(.012)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	0.66%#	0.52%	1.19%
Ratios to average net assets: A
Net investment income	.65%	.53%	1.18%
Total expenses	.78%	.78%	.75%
Expenses before offsets	.77%	.78%	.75%
Net expenses	.77%	.77%	.75%
Net assets, ending (in thousands)	$178,215	$175,282	$205,780

See notes to financial statements.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class B Shares	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.016	.029	.012
Distributions from
Net Investment Income	(.016)	(.029)	(.012)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.62%	2.99%	1.25%
Ratios to average net assets: A
Net investment income	3.22% (a)	2.95%	1.15%
Total expenses	2.61% (a)	2.51%	2.45%
Expenses before offsets	2.03% (a)	2.02%	2.01%
Net expenses	2.00% (a)	2.00%	2.00%
Net assets, ending (in thousands)	$1,645	$1,782	$2,048

		Years Ended
	December 31,	December 31,	December 31,
Class B Shares	2004	2003	2002
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	**	.001
Distributions from
Net investment income	**	**	(.001)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.03%	.02%	.06%
Ratios to average net assets: A
Net investment income	.03%	.01%	.09%
Total expenses	2.30%	2.14%	2.17%
Expenses before offsets	1.42%	1.30%	1.78%
Net expenses	1.41%	1.30%	1.78%
Net assets, ending (in thousands)	$2,862	$2,944	$4,874

See notes to financial statements.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class C Shares	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.016	.029	.012
Distributions from
Net investment income	(.016)	(.029)	(.012)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.62%	2.98%	1.24%
Ratios to average net assets: A
Net investment income (loss)	3.22% (a)	2.92%	1.20%
Total expenses	2.78% (a)	2.83%	2.74%
Expenses before offsets	2.03% (a)	2.02%	2.01%
Net expenses	2.00% (a)	2.00%	2.00%
Net assets, ending (in thousands)	$1,468	$1,022	$1,320

		Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2004	2003	2002
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	**	.001
Distributions from
Net investment income	**	**	(.001)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.03%	.02%	.08%
Ratios to average net assets: A
Net investment income	.03%	(.02%)	.11%
Total expenses	2.70%	2.65%	2.72%
Expenses before offsets	1.43%	1.33%	1.80%
Net expenses	1.43%	1.33%	1.79%
Net assets, ending (in thousands)	$1,506	$1,038	$1,303

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)     Annualized.

#     On December 31, 2004, the Advisor voluntarily contributed $291,890 to the Fund's Class O shares to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

*     Total return is not annualized for periods less than one year.

**     Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item on its Form N-CSR for the period ending December 31, 2006.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2007

/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

Date:	August 29, 2007